UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2009

GHL ACQUISITION CORP.
(Exact name of registrant as specified in charter)

DELAWARE	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 389-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

INFORMATION TO BE INCLUDED IN THIS REPORT

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE IN CONNECTION WITH THE PROPOSED ACQUISITION (THE “ACQUISITION”) AND RELATED TRANSACTIONS INVOLVING GHL ACQUISITION CORP. (“GHQ”) AND IRIDIUM HOLDINGS LLC (“IRIDIUM HOLDINGS”).  IN CONNECTION WITH THE ACQUISITION, GHQ FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A DEFINITIVE PROXY STATEMENT AND HAS MAILED A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ GHQ’S DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS THERETO, IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE PROPOSED ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WAS MAILED TO GHQ STOCKHOLDERS OF RECORD AS OF AUGUST 27, 2009.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  MACKENZIE PARTNERS, INC. BY CALLING 800-322-2885.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, AND GHQ’S DEFINITIVE PROXY STATEMENT WHICH ARE FILED WITH THE SEC.  GHQ’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2009, Scott L. Bok resigned from his position as Chief Executive Officer of GHL Acquisition Corp. (“GHQ”) in order to permit GHQ to be in full compliance with the technical requirements of the listing standards of the Nasdaq Stock Market at the time of GHQ’s anticipated listing.  Mr. Bok will remain Chairman of GHQ.  Robert H. Niehaus, formerly a Senior Vice President of GHQ, will succeed Mr. Bok as Chief Executive Officer until completion of the acquisition of Iridium Holdings LLC (the “Acquisition”).  On September 21, 2009, GHQ issued a press release announcing the resignation of Scott L. Bok and the appointment of Robert H. Niehaus.  The Acquisition is subject to the approval of GHQ’s stockholders at its special stockholders meeting scheduled for September 23, 2009 (the “Special Meeting”).  The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 8.01 Other Events

On September 17, 2009, GHQ issued a press release announcing that the RiskMetrics Group, an independent proxy voting and corporate governance advisory firm, has supported GHQ’s proposed Acquisition by recommending that GHQ stockholders vote “FOR” all proposals at the Special Meeting.  The press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated September 21, 2009 on Resignation
99.2	Press Release, dated September 17, 2009 on RiskMetrics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL Acquisition Corp.

Date:	September 21, 2009	By:	/s/ Harold J. Rodriguez, Jr.
			Name:	Harold J. Rodriguez, Jr.
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
EX-99.1	Press Release, dated September 21, 2009 on Resignation
EX-99.2	Press Release, dated September 17, 2009 on RiskMetrics